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                         GLOBAL CORPORATE TRUST SERVICES
                     CORPORATE TRUST ACCOUNT ADMINISTRATION

   Southpoint Structured Assets, Inc. TVA Security-Backed Trust Certificates,
        Series 1998-1 $5,000,000 6.25% Certificate due December 15, 2017

                     Report to Certificateholders on 6/15/02

This report is being prepared pursuant to Section 4.03 of the Standard Terms of Trust Agreements dated March 19, 1997 between Southpoint Structured Assets, Inc. as Depositor and Banc One, West Virginia, N.A., as Trustee:


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CUSIP NUMBER:                                                       873055AA5
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Principal Amount of Security                                    $5,000,000.00
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Current Interest Rate of Security                                       6.25%
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Reporting Unit                                                       1,000.00
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Accrual Period - Beg                                                 12/15/01
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Accrual Period - End                                                 06/14/02
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Record Date                                                          06/15/02
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Fixed or Variable Rate                                                  Fixed
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Maturity Date                                                        12/15/17
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Amounts received as of last pmt. date                             $156,250.00
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BEGINNING PRINCIPAL BAL                                         $5,000,000.00
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INTEREST:
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Floating Pass-Through Rate                                              6.25%
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Certificates Interest Distributed                                 $156,250.00
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Retained Interest Distributed                                           $0.00
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Unpaid Trust Expenses                                               $4,200.00
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Unpaid Accrued Interest                                                 $0.00
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PRINCIPAL:
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Principal Distributed                                                   $0.00
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Advances Distributed:
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PREPAYMENT PREMIUM:
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Amount Distributed                                                      $0.00
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TOTAL DISTRIBUTION                                                $156,250.00
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ENDING PRINCIPAL BALANCE                                        $5,000,000.00
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THE BELOW IS FOR DTC USE
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PER UNIT:
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Beginning Principal Balance                                      1,000.000000
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Interest Distributed                                                31.250000
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Principal Distributed                                                0.000000
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Prepayment Penalty Distributed                                       0.000000
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Total Distributed                                                   31.250000
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